Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2001


John W. Henry & Company, Inc.
301 Yamato Road, Suite 2200
Boca Raton, Fl. 33431-4931

Attn: Mr. Ken Webster

         Re:      Management Agreement Renewals

Dear Mr. Webster:

     We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2002 and all other provisions of the Management Agreements will remain unchanged.

o        Hutton Investors Futures Fund, L.P. II  (HIFF II)
o        Shearson Lehman Select Advisors Futures Fund L.P.
o        Shearson Mid-West Futures Fund
o        Smith Barney Mid-West Futures Fund L.P. II
o        JWH Strategic Allocation Master FD LLC
o        The Saugatuck Fund L.P.

     Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC

By:      /s/ Daniel R. McAuliffe, Jr.
         ----------------------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY, INC.

By:       /S/   Ken Webster
         ----------------------------------

Print Name:       Ken Webster
             ------------------------------
                Chief Financial Officer

DRMcA/sr